                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

                           Filed by the Registrant [X]
                 Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement

[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[ ]  Definitive Proxy Statement

[X]  Definitive Additional Materials

[ ]  Soliciting Material Pursuant to Section 240.14a-12

                                SPDR SERIES TRUST
                             SPDR INDEX SHARES FUNDS
                (Name of Registrant as Specified In Its Charter)

    ________________________________________________________________________
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     1)   Title of each class of securities to which transaction applies:

     2)   Aggregate number of securities to which transaction applies:

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     4)   Proposed maximum aggregate value of transaction:

     5)   Total fee paid:

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)   Amount Previously Paid:

     2)   Form, Schedule or Registration Statement No.:

     3)   Filing Party:

     4)   Date Filed:

                                SPDR SERIES TRUST
                            SPDR INDEX SHARES FUNDS

                                IMPORTANT NOTICE:
               SHAREHOLDER MEETING ADJOURNED UNTIL APRIL 26, 2010

BECAUSE WE DID NOT RECEIVE SUFFICIENT SHAREHOLDER VOTES, THE SPECIAL MEETING OF SHAREHOLDERS ORIGINALLY SCHEDULED FOR MARCH 19, 2010, HAS BEEN ADJOURNED UNTIL APRIL 26, 2010, AT 11:00 AM (EST).

OUR RECORDS SHOW THAT WE HAVE NOT YET RECEIVED YOUR VOTE ON THE PROPOSALS PRESENTED TO SHAREHOLDERS. WE URGE YOU TO VOTE AS SOON AS POSSIBLE IN ORDER FOR YOUR SPDR FUND(S) TO OBTAIN A SUFFICIENT NUMBER OF VOTES AND AVOID FUTURE REMINDERS.

                 YOUR SPDR FUND'S BOARD OF TRUSTEES UNANIMOUSLY
                 RECOMMENDS THAT YOU VOTE "FOR" THE PROPOSALS.

A SHAREHOLDER MAY THINK HIS OR HER VOTE IS NOT IMPORTANT, BUT IT IS VITAL. YOUR VOTE WILL ENABLE THE FUNDS TO HOLD THE MEETING AS SCHEDULED AND AVOID THE COST OF ADDITIONAL SOLICITATION, SO PLEASE VOTE IMMEDIATELY.

Please contact the number below between the hours of 9:30 AM and 9:00 PM (EST) Monday through Friday, or Saturday 10:00 AM to 6:00 PM (EST) at:

                                  877-257-9951

You may wish to vote your proxy via the internet, mail or touchtone telephone number; instructions are included on the enclosed ballot.

                         VOTING TAKES ONLY A FEW MINUTES
                               PLEASE VOTE TODAY

           (If you have recently voted, please disregard this notice.)

                                    Thank You

                                  (SPDR LOGO)

                                IMPORTANT NOTICE:
               SHAREHOLDER MEETING ADJOURNED UNTIL APRIL 26, 2010

BECAUSE WE DID NOT RECEIVE SUFFICIENT SHAREHOLDER VOTES, THE SPECIAL MEETING OF SHAREHOLDERS ORIGINALLY SCHEDULED FOR MARCH 19, 2010, HAS BEEN ADJOURNED UNTIL APRIL 26, 2010, AT 11:00 AM (EST).

OUR RECORDS SHOW THAT WE HAVE NOT YET RECEIVED YOUR VOTE ON THE PROPOSALS PRESENTED TO SHAREHOLDERS. WE URGE YOU TO VOTE AS SOON AS POSSIBLE IN ORDER FOR YOUR SPDR FUND(S) TO OBTAIN A SUFFICIENT NUMBER OF VOTES AND AVOID FUTURE REMINDERS.

                 YOUR SPDR FUND'S BOARD OF TRUSTEES UNANIMOUSLY
                 RECOMMENDS THAT YOU VOTE "FOR" THE PROPOSALS.

A SHAREHOLDER MAY THINK HIS OR HER VOTE IS NOT IMPORTANT, BUT IT IS VITAL. YOUR VOTE WILL ENABLE THE FUNDS TO HOLD THE MEETING AS SCHEDULED AND AVOID THE COST OF ADDITIONAL SOLICITATION, SO PLEASE VOTE IMMEDIATELY.

Please contact the number below between the hours of 9:30 AM and 9:00 PM (EST) Monday through Friday, or Saturday 10:00 AM to 6:00 PM (EST) at:

                                  877-257-9951

VOTE ONLINE:GO to www.proxyvote.com (a link is embedded with this email) and enter the control number that appears on each of your emails regarding the proxy. The site will give you further instructions. Note: if you own multiple SPDR Funds, you will have to enter multiple control numbers to vote.

                         VOTING TAKES ONLY A FEW MINUTES
                                PLEASE VOTE TODAY

           (If you have recently voted, please disregard this notice.)

                                    Thank You

SPDR Funds Shareholder Meeting Adjourned - Please Vote Today

From:    SPECIMEN [id@ProxyVote.com]
Sent:    Friday, [DATE, TIME]
To:      [Shareholder]
Subject: SPDR Funds Shareholder Meeting Adjourned - Please Vote Today

*    THIS IS A REMINDER*

You were previously sent proxy soliciting information pertaining to the SPDR Series Trust and SPDR Index Shares Funds meeting of shareholders. According to our latest records, we have not received your voting instruction(s) on the matters to be considered at this meeting.

If you have recently voted, please disregard this notice. Thank you.

This is a NOTIFICATION of the:

2010 SPDR Series Trust and SPDR Index Shares Funds Special Meeting of Stockholders.

MEETING DATE: April 26, 2010
RECORD DATE:  January 6, 2010
CUSIP NUMBER: 78464A102

ACCOUNT NUMBER: [____]

CONTROL NUMBER: 012345678901

You can enter your voting instructions and view the shareholder material at the following Internet site. If your browser supports secure transactions you will be automatically directed to a secure site.

http://www.proxyvote.com/0012345678901

Note: If your e-mail software supports it, you can simply click on the above link.

Internet voting is accepted up to 11:59 pm (ET) the day before the meeting/cut off date. Please refer to the proxy materials, available via the link(s) below, to confirm if a cut off date applies to this solicitation. In the event of a discrepancy between information contained in this e-mail and the proxy material, the proxy material will prevail.

The relevant supporting documentations can also be found at the following Internet site(s):

Proxy Statement

https://materials.proxyvote.com/Approved/MC0256/20100106/NPS_50999.pdf

Reminder Letter

https://materials.proxyvote.com/Approved/MC0256/20100106/SHLTR_54995.PDF

To view the documents above, you may need the Adobe Acrobat Reader. To download the Adobe Reader, click the url address below:

http://www.adobe.com/products/acrobat/readstep2.html

If you would like to cancel your enrollment, or change your e-mail address or PIN, please go to http://www.InvestorDelivery.com. You will need the enrollment number below, and your four-digit PIN. If you have forgotten your PIN, you can have it sent to your enrolled e-mail address by going to http://www.InvestorDelivery.com.

Your InvestorDelivery Enrollment Number is:

M012345678901

There are no charges for this service. There may be costs associated with electronic access, such as usage charges from Internet access providers and telephone companies, which must be borne by the stockholder.

Please do not send any e-mail to ID@ProxyVote.com. Please REPLY to this e-mail with any comments or questions about proxyvote.com. (Include the original text and subject line of this message for identification purposes.)

AOL Users, please highlight the entire message before clicking the reply button.

This message and any attachments are intended only for the use of the addressee and may contain information that is privileged and confidential. If the reader of the message is not the intended recipient or an authorized representative of the intended recipient, you are hereby notified that any dissemination of this communication is strictly prohibited. If you have received this communication in error, please notify us immediately by e-mail and delete the message and any attachments from your system.

                                   SPDR FUNDS
                            FINAL SOLICITATION SCRIPT
                          MEETING DATE: MARCH 19, 2010
                    ADJOURNMENT MEETING DATE: APRIL 26, 2010
                         TOLL FREE NUMBER: 877-257-9951

Greeting :

Hello, is Mr./Ms. ____________________ available please?

Hi Mr./Ms. ____________________, my name is  ____________________ and I am calling on behalf of the SPDR Funds on a recorded line. Recently we sent you proxy materials for the upcoming Special Meeting of Shareholders to be held on March 19, 2010 and have not received your proxy. The meeting has adjourned to April 26th, 2010. Your Fund's Board of Trustees is recommending that you vote in favor of the proposals. Would you like to vote along with the recommendations of the board?

For the record, would you please state your full name and mailing address?

Are you authorized to vote on all shares?

Again, my name is ____________________, a proxy voting specialist on behalf of the SPDR Funds. Today's date is __________ and the time is __________ Eastern Time.

Mr./Ms. ____________________, I have recorded your [FAVORABLE / AGAINST / ABSTAIN] vote for all of your SPDR Fund accounts and will be sending you a written confirmation for each. If you wish to make any changes you may contact us by calling 877-257-9951. Thank you very much for your participation and have a great day/evening.

If Not Received

I can resend the materials to you. Do you have an email address this can be sent to?

(If yes: Type the email address in the notes and read it back to the shareholder) (If not, continue with standard script) Can you please verify your mailing address? (Verify entire address, including street name, number, town, state & zip) Thank you. You should receive these materials shortly and the materials will inform you of the methods available to you to cast your vote, one of which is to call us back at the toll free number listed in the material.

If Not Interested:

(use rebuttal) I am sorry for the inconvenience. Please be aware that as a shareholder, your vote is very important. Please fill out and return your proxy card at your earliest convenience. If you would rather not do that, you can always vote via the other methods outlined in the proxy materials. Thank you again for your time today, and have a wonderful day/evening.

                           ANSWERING MACHINE MESSAGE:

Hello, my name is ____________________ and I am a proxy voting specialist for the SPDR Funds. You should have received proxy material in the mail concerning the Special Meeting of Shareholders to be held on March 19, 2010. The meeting has adjourned to April 26th, 2010.

Your participation is very important. To vote over the telephone, call toll-free at 877-257-9951 and a proxy voting specialist will assist you with voting your shares. Specialists are available Monday through Friday, 9:30 AM to 9:00 PM and Saturday 10:00AM to 6:00 PM Eastern Time. Voting takes just a few moments and will benefit all shareholders.

Thank you for your prompt attention to this matter.

                       AUTOMATED ANSWERING MACHINE MESSAGE

Hello, this is the Broadridge Proxy Service Center calling with an important message on behalf of the SPDR Funds. You should have received proxy material in the mail concerning the Special Meeting of Shareholders to be held on March 19, 2010. The meeting has adjourned to April 26th, 2010.

Your participation is very important. To vote over the telephone, call toll-free at 877-257-9951 and a proxy voting specialist will assist you with voting your shares. Specialists are available Monday through Friday, 9:30 AM - 9:00 PM and Saturday 10:00AM - 6:00 PM Eastern Time. Voting takes just a few moments and will benefit all shareholders.

Thank you for your prompt attention to this matter.

                           INBOUND - CLOSED RECORDING

"Thank you for calling the Broadridge Proxy Services Center for the SPDR Funds. Our offices are now closed. Please call us back during our normal business hours which are, Monday through Friday, 9:30 AM to 9:00 PM and Saturday 10:00 AM to 6:00 PM Eastern Time. Thank you."

                         INBOUND - CALL IN QUEUE MESSAGE

"Thank you for calling the Broadridge Proxy Services Center for the SPDR Funds. Our proxy specialists are currently assisting other shareholders. Your call is important to us. Please continue to hold and your call will be answered in the order in which it was received."

                             END OF CAMPAIGN MESSAGE

"Thank you for calling the Broadridge Proxy Services Center for the SPDR Funds. The Shareholder meeting has been held and as a result, this toll free number is no longer in service for proxy related shareholder calls. If you have questions about your SPDR Funds, please contact your Financial Advisor or call the SPDR Funds at 866-787-2257. Thank you for investing with the SPDR Funds."